SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.      )

|x| Filed by the Registrant
|_| Filed by Party other than the Registrant
|_| Check the appropriate box:
|_| Preliminary Proxy Statement          |_| Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
|x| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      INTERNATIONAL DISPENSING CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

|x| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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|_| Fee paid previously with preliminary materials:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:

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   (2)  Form, Schedule or Registration Statement no.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                      INTERNATIONAL DISPENSING CORPORATION
                       1111 Benfield Boulevard, Suite 230
                          Millersville, Maryland 21108

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2001

To the Stockholders:

       NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of International Dispensing Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company's counsel, Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York 10177 on Thursday, February 1, 2001 at 10:00 A.M., local time, for the following purposes:

       (1)  To elect one Class 2 director to serve for a three-year term;

       (2) To ratify and approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of the Company's common stock reserved for issuance under the plan from 850,000 to 2,500,000; and

       (3) To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

       The Board of Directors has fixed the close of business on December 21, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

       A proxy statement and proxy are enclosed.

       PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.

Dated:  January 4, 2001                   By Order of the Board of Directors,


                                         Frank Carillo
                                         Secretary

-------------------------------------------------------------------------------

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE BOARD OF DIRECTORS URGES YOU TO DATE, SIGN AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
-------------------------------------------------------------------------------

                      INTERNATIONAL DISPENSING CORPORATION
                       1111 Benfield Boulevard, Suite 230
                          Millersville, Maryland 21108

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                February 1, 2001

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of INTERNATIONAL DISPENSING CORPORATION, a Delaware corporation (the "Company"), of proxies in the form enclosed for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on February 1, 2001, and at any adjournments thereof, at the time and place set forth in the accompanying Notice of Annual Meeting of Stockholders.

      The Meeting is being held to consider and vote upon (i) the election of one Class 2 director to serve for a three-year term and (ii) to ratify and approve an amendment to the Company's 1998 Stock Option Plan (the "1998 Option Plan") to increase the shares of the Company's common stock ("Common Stock") reserved for issuance under the 1998 Option Plan from 850,000 to 2,500,000.

      Your proxy, if properly executed, will be voted as you direct and may be revoked by you by written notice received by the Secretary of the Company at any time before it is voted. Unless contrary instructions are indicated on the proxy, it is expected that all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominee for Class 2 director named herein, FOR ratification and approval of the amendment to the 1998 Option Plan, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed on or about January 4, 2001 to all stockholders of record at the close of business on December 21, 2000.

      The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

                 This Proxy Statement should be read carefully.

                        VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

      The securities of the Company entitled to be voted at the Meeting are the Common Stock, Series A Redeemable Convertible Preferred Stock ("Series A Stock"), Series B Redeemable Convertible Preferred Stock ("Series B Stock") and Series C Redeemable Convertible Preferred Stock ("Series C Stock" and together with the Series A Stock and the Series B Stock, the "Preferred Stock"). At the close of business on December 14, 2000, there were 9,728,396, 560, 440, and 400 shares of Common Stock, Series A Stock, Series B Stock and Series C Stock, respectively, entitled to be voted at the Meeting. Each stockholder of record of Common Stock is entitled to one vote for each share held on all matters to come before the Meeting. Each holder of Series A Stock, Series B Stock and Series C Stock is entitled to vote for each share held a number of votes equal to the number of whole and fractional shares of Common Stock into which such share is convertible. As of December 14, 2000, the number of shares of Common Stock into which a share of Series A Stock, Series B Stock and Series C Stock were convertible is 9,090.9, 5,417.3 and 6,666.7 shares, respectively. There are no cumulative voting rights. Only stockholders of record at the close of business on December 21, 2000 are entitled to notice of, and to vote at, the Meeting.

      All proposals described in this Proxy Statement which are being submitted to stockholders for a vote at the Meeting were duly adopted and approved by the Board of Directors.

      The holders of record of a majority of the sum of the outstanding shares of Common Stock plus the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock must be present in person or by proxy in order to establish a quorum for conducting business at the Meeting. Under Delaware law, shares as to which a stockholder abstains or withholds from voting and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining whether a plurality of the shares of Common Stock voted at the Meeting in the election have been voted in favor of the nominee for director. Proxies marked "Abstain" with respect to other matters will have the effect of a vote against the matter in question. Shares represented by broker non-votes will have the effect of a vote against approval of the amendment to the Company's 1998 Option Plan and will not be counted in determining the number of shares necessary for ratification of amendment to the 1998 Option Plan.

      The following table sets forth certain information known to the Company regarding beneficial ownership of shares of the Common Stock as of December 14, 2000 for (i) each person or group that is known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that such beneficial owners, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

Name and Address of Beneficial Owner    Number of Shares   Percent of Class (1)
------------------------------------    ----------------   --------------------

      Gregory Abbott                      4,606,065(2)            34.8%
      1200 Kessler Drive
      Aspen, CO 81611

      Louis A. Simpson                    3,531,142(3)            27.3%
      5951 La Sendita
      P.O. Box 1943
      Rancho Santa Fe, California 92067

      George Kriste                       2,359,047(4)            20.0%
      20643 Seabord Road
      Malibu, California 90265

      George Abbott                       2,289,642(5)            19.2%
      1285 South Ocean Boulevard
      Palm Beach, Florida 33480

      Reed Slatkin                        1,757,142(6)            15.3%
      890 North Kellogg Avenue
      Santa Barbara, California 93111

      Gary Allanson                       1,095,409(7)            10.2%
      1111 Benfield Boulevard, Suite 230
      Millersville, Maryland 21108

      Jon Silverman                          66,667(8)             6.8%
      6 International Drive, Suite 160
      Rye Brook, New York 10573

      Frank Carillo                          21,667(9)              *
      570 Grand Avenue
      Englewood, New Jersey 07631

      All directors and executive         8,082,188(10)          49.5%
      officers as a group (4 persons)

-------------------------------
*      Less than 1%.

(1) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 3,457,142 shares of Common Stock issuable upon conversion of Preferred Stock (including 90 shares of Series C Stock which may be acquired upon exercise of currently exercisable warrants) and 60,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 40,000 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

(3) Includes 3,207,142 shares of Common Stock issuable upon conversion of Preferred Stock (including 90 shares of Series C Stock which may be acquired upon exercise of currently exercisable warrants).

(4) Includes 2,019,047 shares of Common Stock issuable upon conversion of Preferred Stock (including 40 shares of Series C Stock which may be acquired upon exercise of currently exercisable warrants) and 60,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 40,000 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

(5) Includes 2,207,142 shares of Common Stock issuable upon conversion of Preferred Stock (including 90 shares of Series C Stock which may be acquired upon exercise of currently exercisable warrants).

(6) Includes 1,757,142 shares of Common Stock issuable upon conversion of Preferred Stock (including 90 shares of Series C Stock which may be acquired upon exercise of currently exercisable warrants).

(7) Includes 720,000 shares of Common Stock issuable upon exercise of currently exercisable options, 290,909 shares of Common Stock issuable upon conversion of Preferred Stock, 25,000 shares of Common Stock owned jointly with Mr. Allanson's wife, 37,000 shares of Common Stock owned in an IRA account for Mr. Allanson's benefit and 22,500 shares of Common Stock owned in an IRA account for the benefit of Mr. Allanson's wife. Does not include an aggregate of 1,180,000 shares of Common Stock subject to options which are not currently exercisable.

(8)   Includes 66,667 shares of Common Stock issuable upon exercise of options.

(9) Includes 10,000 shares of Common Stock owned of record by Mr. Carillo's wife. Also includes 1,667 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 3,333 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

(10) Includes an aggregate of 5,767,098 shares of Common Stock issuable upon conversion of Preferred Stock and an aggregate of 841,667 shares of Common Stock issuable upon exercise of currently exercisable stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors has nominated George Kriste (who is currently a director) for election as a Class 2 director for a three-year term of office to expire at the 2003 Annual Meeting of Stockholders or until his successor is duly elected and qualified. No Class 1 or Class 3 directors shall be elected at the meeting.

      Directors shall be elected by the affirmative vote of a plurality of the votes cast at the Meeting. If the enclosed proxy is executed properly and returned, it is intended that the persons named in the proxy will vote the shares represented FOR the election of George Kriste unless authority to do so is withheld. Management believes that Mr. Kriste will be available and able to serve as a director. If, for any reason, which management does not expect, any of these persons shall not be available or able to serve, the proxies may exercise discretionary authority to vote for and substitute such nominees as may be designated by the Board of Directors.

      The following information is furnished as of December 14, 2000 with respect to the nominee for election as a Class 2 director and each incumbent director whose term will continue after the Meeting:

Nominee for Class 2 Director

                                                                  Year first
                                                                  elected or
                          Current position and office with the    appointed as
                          Company and principal occupation        a director or
                          during the past five years; other       officer of
Name and age              directorships                           the Company
-------------------------------------------------------------------------------

George Kriste             Director of the Company since 1995;     1995
   (52)                   Chairman and Chief Executive Officer
                          of New Century Media, a radio
                          station owner, since January 1992.

Incumbent Directors and Executive Officers

Class 1 Directors

                                                                  Year first
                                                                  elected or
                          Current position and office with the    appointed as
                          Company and principal occupation        a director or
                          during the past five years; other       officer of
Name and age              directorships                           the Company
-------------------------------------------------------------------------------

Gary Allanson (1)         President and Chief Executive Officer   1999
   (47)                   of the Company since March 1999;
                          director of national sales, Arnott's
                          Biscuit, Ltd., Australia from 1997 to
                          1998; director of bakery sales,
                          Mid-Atlantic Division, Pepperidge
                          Farm, Inc. from 1996 to 1997; holder
                          of various management positions with
                          Delmaria Engineering from 1992 to 1996.

Frank Carillo             Secretary of the Company since          2000
   (45)                   February 2000; President of
                          Executive Communications Group,
                          Inc., a management communications
                          consulting firm, for more than five
                          years.

Class 3 Director

                                                                  Year first
                                                                  elected or
                          Current position and office with the    appointed as
                          Company and principal occupation        a director or
                          during the past five years; other       officer of
Name and age              directorships                           the Company
-------------------------------------------------------------------------------

Gregory B. Abbott (2)     Director of the Company since 1995;     1995
   (50)                   Private investor and writer for more
                          than five years.

-----------------------------
(1)   Term will end at the year 2002 Annual Meeting of Stockholders.

(2)   Term will end at the year 2001 Annual Meeting of Stockholders.

Meetings of Board of Directors and Committees

      The Board of Directors met four times during the fiscal year ended December 31, 1999 ("Fiscal 1999"). All incumbent directors who were members of the Board during Fiscal 1999 attended all directors' meetings personally or by conference telephone, except that Claude Lee, a former director, did not attend one of the two meetings held during Fiscal 1999 while he was a director. The Company does not have any audit or nominating committee of the Board of Directors or committee performing similar functions.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act for any transactions occurring during Fiscal 1999.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth for the three (3) fiscal years ended December 31, 1999, information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the two other persons serving as an executive officer of the Company during Fiscal 1999 whose salary and bonus for Fiscal 1999 exceeded $100,000.

                                                    Annual Compensation                      Long--Term Compensation
                                               ------------------------------     -------------------------------------------------

                                                                  Other Annual     Restricted     Securities
Name and Principal                  Fiscal    Salary      Bonus   Compensation     Stock          Underlying       All Other
Position                            year      ($)         ($)     ($)(1)           Award($)       Options (#)      Compensation($)
------------------                  ----      --------    -----   -------------    ----------     -----------      ---------------
Gary Allanson                       1999      $190,000    --      --               --             400,000           $4,400(2)
Chairman, CEO and President         1998      $  --       --      --               --             --                --
                                    1997      $  --       --      --               --             --                --

Jon Silverman                       1999      $105,000    --      --               --             --                --
Chairman, CEO and President(3)      1998      $180,000    --      --               --             --                $4,430(2)
                                    1997      $187,500    --      --               --             --                $4,000(2)

Jeffrey D. Lewenthal
Chief Financial Officer,
Executive Vice President of         1999      $156,500    --      --               --             --                --
Business Development,               1998      $144,000    --      --               --             50,000            --
Treasurer and Secretary(4)          1997      $96,000     --      --               --             --                --

---------------------------------
(1) The aggregate amount of perquisites and other personal benefits paid to each of Mr. Allanson and Mr. Lewenthal did not exceed the lesser of (i) 10% of such officer's total annual salary and bonus for any given fiscal year and (ii) $50,000. Thus, such amounts are not reflected in the table.

(2) Represents the premiums paid on $1,000,000 term life insurance policies as to which the person may designate the beneficiary.

(3)   Mr. Silverman served as CEO and President until March 15, 1999.

(4) Jeffrey D. Lewenthal's employment with the Company began in March 1997 and terminated in March 2000. The figure for 1997 represents the compensation Mr. Lewenthal received from the Company for the period of his employment with the Company in 1997.

Option Grants in Fiscal Year Ended December 31, 1999

      The following table sets forth certain information concerning options granted during Fiscal 1999 pursuant to the 1998 Option Plan to the executive officers listed in the Summary Compensation Table.

--------------------------------------------------------------------------------

Name            Number of            Percent Of Total    Exercise  Expiration
                Securities           Options Granted to  Or Base   Date
                Underlying           Employees In        Price
                Options Granted (#)  Fiscal Year         ($/Sh)
--------------------------------------------------------------------------------
Gary Allanson    400,000(1)          100%                $.655     (2)
--------------------------------------------------------------------------------

(1) The terms of grant of such options provided that options to purchase 300,000 shares of Common Stock would become exercisable on March 15, 1999 and options to purchase 100,000 shares of Common Stock would become exercisable on July 1, 2000.

(2) Of these options, options to purchase 300,000 shares of Common Stock expire on March 14, 2006 and options to purchase 100,000 shares of Common Stock expire on June 30, 2010.

Aggregated Option Exercises in Fiscal Year Ended December 31, 1999 and Fiscal Year End Option Values

      None of the executive officers listed in the Summary Compensation Table exercised any option during Fiscal 1999. The following table sets forth certain information with respect to options to purchase Common Stock held by the foregoing executive officers on December 31, 1999.

--------------------------------------------------------------------------------

Name                  Number of Securities         Value of Unexercised
                      Underlying Unexercised       In-The-Money Options on
                      Options on 12/31/99 (#)      12/31/99 ($)
                      Exercisable/Unexercisable    Exercisable/Unexercisable (1)
--------------------------------------------------------------------------------

Gary Allanson               300,000/100,000              $28,500/$9,500
--------------------------------------------------------------------------------

Jon Silverman               66,667/0                      0/0
--------------------------------------------------------------------------------

Jeffrey Lewenthal           16,666/33,334                 0/0

--------------------------------------------------------------------------------

--------------------
(1) The average of the closing bid and asked prices of the Common Stock on December 31, 1999 as reported by the National Quotation Bureau, Inc. was $.75. All options held by Messrs. Silverman and Lewenthal had exercise prices of $1.595. All of the options held by Mr. Allanson had exercise prices of $.655.

Employment and Non-Compete Agreements

      The Company and Gary Allanson have entered into an employment agreement, dated as of March 15, 1999, which expires on March 14, 2002 (the "Allanson Employment Agreement"). Pursuant to the Allanson Employment Agreement, Mr. Allanson serves as the President and Chief Executive Officer of the Company and receives an annual salary of $240,000. In addition, if Mr. Allanson is insurable, the Company is obligated to pay the premium on a $1,000,000 term life insurance policy, to which Mr. Allanson will designate the beneficiary. Under the Allanson Employment Agreement, Mr. Allanson is also entitled to customary benefits and perquisites.

      Under the Allanson Employment Agreement, if Mr. Allanson's employment is terminated for disability, for cause or upon his death, Mr. Allanson or his estate will receive his base salary and other benefits through the date of termination. If Mr. Allanson voluntarily terminates his employment with the Company for "good reason" (defined in the Allanson Employment Agreement to include, among other things, a change in control of the Company or the removal of Mr. Allanson from his position as the President and Chief Executive Officer), Mr. Allanson is entitled to receive his base salary and other benefits through the 180th day after the date of termination. If Mr. Allanson's employment is terminated by the Company without cause, the Company is obligated to pay Mr. Allanson his base salary and provide Mr. Allanson and Mr. Allanson's family with hospital, major medical and dental insurance equivalent to the insurance provided on the date of termination, through the end of the term of the Allanson Employment Agreement then in effect on the date of termination.

Compensation of Directors

      Non-employee directors of the Company are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any committees on which they may serve. Directors do not presently receive any fees for attendance or participation at Board or committee meetings.

                     PROPOSAL TO APPROVE AN AMENDMENT TO THE
                             1998 STOCK OPTION PLAN

General

      On September 11, 2000, the Board of Directors adopted, subject to stockholder approval at the Meeting, a resolution to amend Section 3 of the 1998 Option Plan to increase from 850,000 to 2,500,000 the aggregate number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan.

      The 1998 Option Plan is designed to provide long-term incentive benefits by the grant of stock options to key employees and other persons (other than non-employee directors) who perform services for or on behalf of the Company. An aggregate of 833,333 shares are currently reserved for issuance upon exercise of options which may be granted under the 1998 Option Plan. Further, subject to the approval by the stockholders at the Meeting of an increase in the number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan to 2,500,000, the Board of Directors has granted to Gary Allanson incentive stock options to purchase an additional 1,180,000 shares of Common Stock (see "New Plan Benefits"). Currently there are two persons that are eligible to receive options under the 1998 Option Plan as employees. Consultants to the Company may also receive grants of options under the 1998 Option Plan.

      The 1998 Option Plan authorizes the issuance of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that do not qualify under that Code section ("NSOs").

      The 1998 Option Plan is administered by the Board of Directors or by one or more committees composed solely of two or more non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee"). The Board of Directors or the Committee has authority to administer and interpret the provisions of the 1998 Option Plan; to determine when and to whom options will be granted; whether such options will be ISOs or NSOs, and to prescribe the terms and conditions of the options (including the number of shares of Common Stock subject to each option, the exercise price of the option, the number of installments, if any, in which the option may be exercised and the duration of the option), subject to the provisions of the 1998 Option Plan.

      Options granted under the 1998 Option Plan are not transferable other than by will or the laws of descent and distribution. In the case of an ISO, the exercise price of each option shall not be less than 100% of the fair market value of the underlying Common Stock on the date the ISO is granted.

      If the holder of an ISO ceases to be employed by the Company for any reason other than such person's death or permanent disability, the ISO will immediately become void upon such termination; provided, however, that the option may be exercised within three months after the date the holder ceases to be employed, but only to the extent the option was exercisable on the date of such cessation of employment. Special provisions relating to the termination of the option apply in the case of death or permanent disability of the holder of an ISO. Termination of employment with the Company by the holder of an NSO (including as a result of death or permanent disability) will have the effect specified in the individual option agreement as determined by the Board of Directors or the Committee.

      The purchase price for options granted under the 1998 Option Plan must be paid in full by any one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness, (iii) through the delivery of other shares of Common Stock having an aggregate fair market value equal to the total exercise price of the option being exercised, (iv) with the approval of the Board of Directors or the Committee, by a promissory note made by the optionee in favor of the Company upon the terms and conditions to be determined by the Board of Directors or the Committee and secured by the shares issuable upon exercise of such option, (v) through any combination of the foregoing, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof.

      The Board of Directors is authorized to suspend, terminate or amend the 1998 Option Plan at any time, provided that, without the consent of the optionee, no amendment, suspension or termination shall be made that would impair any rights or obligations of the optionee under any option theretofore granted under the 1998 Option Plan. If stockholder approval is required pursuant to Rule 16b-3 or any other rule or regulation under the Exchange Act, no amendment shall be effective unless approved by the stockholders of the Company if such amendment shall (i) increase the maximum number of shares which may be acquired pursuant to options under the Plan, (ii) change the minimum exercise price of any option which may be granted, (iii) increase the maximum term of any option which may be granted or (iv) change the designation of persons eligible to receive options under the 1998 Option Plan.

Federal Income Tax Consequences

      Options granted under the 1998 Option Plan that qualify as ISOs under
Section 422 of the Code will be treated as follows:

      No tax consequences will result to the optionee or the Company from the grant of an ISO to, or the exercise of an ISO by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For the purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the ISO and at least one year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition.

      The Company generally will not be allowed a deduction with respect to an ISO. However, if an optionee fails to meet the foregoing holding period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an ISO will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

      The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an ISO exceeds the option price will constitute an "item of adjustment" that increases the optionee's "alternative minimum taxable income"subject, in certain circumstances, to the "alternative minimum tax." Such item of adjustment will also increase the optionee's basis in his stock for purposes of the alternative minimum tax.

      Options granted under the 1998 Option Plan which are NSOs will be treated as follows:

      There are no federal income tax consequences to an optionee or to the Company upon the grant of an NSO under the 1998 Option Plan. Except as described below, upon exercise of an NSO, the optionee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price.

      The ordinary income recognized by an optionee with respect to the exercise of an option is subject to both wage withholding and employment taxes. The Company will generally be entitled to a deduction for federal income tax purposes of an amount equal to the ordinary income taxable to the optionee upon exercise, provided that applicable income tax withholding requirements are satisfied.

      An optionee's tax basis in the Common Stock received on exercise of such option is equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such Common Stock generally begins on the date of exercise or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company, on the earlier of (i) six months after acquisition, or (ii) the earliest date on which such person may sell such shares of Common Stock at a profit without being subject to suit under Section 16(b) of the Exchange Act (unless the optionee elects to be taxed as of the date of exercise).

      If an optionee exercises an option by delivering Common Stock held by the optionee, the optionee will recognize ordinary income (and the Company will be entitled to an equivalent tax deduction) to the extent that the value of Common Stock received exceeds the exercise price under the option; however, based upon rulings issued by the Internal Revenue Service, in general, no gain or loss should be recognized upon the transfer of such previously acquired Common Stock to the Company upon exercise of the option. Provided the optionee receives a separate identifiable stock certificate therefor, the optionee's tax basis in that number of shares of Common Stock received on such exercise which is equal to the number of shares exchanged therefor will be equal to his tax basis in the shares of Common Stock surrendered. Common Stock received by the optionee in excess of the number of previously acquired shares of Common Stock surrendered upon exercise of the option will have a tax basis equal to the amount of ordinary income recognized in connection with such exercise. The holding period for such additional shares will commence on the date ordinary income is recognized.

      On the disposition of Common Stock received upon exercise of an option, the difference between the amount realized and the tax basis of the Common Stock will be a long-term or short-term capital gain or loss, depending on whether the optionee held the Common Stock for the requisite holding period.

New Plan Benefits

      The following table sets forth the benefits or amounts that have been received or allocated to each of the following under the 1998 Option Plan. Additional benefits or amounts that may be received by or allocated to potential participants in the Plan are not determinable.

                                                                  Shares of
Name and Position                          Dollar Value (1)       Common Stock
-----------------                          ----------------       ------------

Gary Allanson (2)                              $ 454,500            1,900,000
   President and CEO

Jon D. Silverman (2)                                  $0               66,667
   formerly Chairman of the Board

Executive Group                                $ 454,500            1,966,667

Non-Executive Director Group                          $0                    0

Non-Executive Officer
   Employee Group                                     $0               80,000

Other Persons                                         $0                    0

--------------------------
(1) The Dollar Value with respect to options is computed based on a comparison of the average closing bid and asked price of the Common Stock on December 14, 2000 ($.49) and the exercise price for the options, which exercise price is $1.595 per share for all of the options granted in 1998, $0.655 for options granted to Mr. Allanson in 1999 and $.187 per share for options granted in 2000.

(2) Gary Allanson became President and CEO of the Company on March 15, 1999, on which date Jon Silverman ceased being President and CEO of the Company.

(3) Includes 400,000 shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Allanson on March 15, 1999 and 1,500,000 shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Allanson on August 18, 2000 under the 1998 Option Plan (of which the grant of options to purchase 1,180,000 shares is subject to approval by the stockholders at the Meeting of the amendment to the 1998 Option Plan increasing to 2,500,000 the number of shares which may be issued upon exercise of all options granted under the 1998 Option Plan).

(4) Represents shares of Common Stock issuable upon exercise of options granted to Mr. Silverman on April 2, 1998, under the 1998 Option Plan.

(5) Includes (i) 400,000 and 1,500,000 shares of Common Stock issuable upon exercise of options granted to Mr. Allanson on March 15, 1999 and August 18, 2000, respectively, and (ii) 66,667 shares of Common Stock issuable upon exercise of options granted to Mr. Silverman on April 2, 1998.

(6) Represents shares of Common Stock issuable upon exercise of options granted to a non-executive officer employee on August 18, 2000 under the 1998 Option Plan.

Recommendation and Requisite Vote

      The Board of Directors believes that the 1998 Option Plan has advanced the interests of the Company by providing equity incentive to motivate and retain key employees and consultants of the Company and by further aligning all the interests of said persons with those of the Company's stockholders. As of December 14, 2000, 833,333 of the 850,000 shares of Common Stock reserved under the 1998 Option Plan were subject to outstanding options granted under the 1998 Option Plan and an additional 1,180,000 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted to Gary Allanson, subject to the approval by the Company's stockholders of the amendment to the 1998 Option Plan. The Board of Directors believes that in order for the 1998 Option Plan to continue to effectively achieve its aforementioned purposes, it is necessary to increase the number of shares of Common Stock reserved under the 1998 Option Plan.

      The Board of Directors recommends a vote FOR approval of the amendment to the Plan. An affirmative vote of the holders of record of a majority of the sum of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the adoption of the amendments.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            On October 25, 1999 and December 15, 1999 certain persons, including Gary Allanson, the Chairman and Chief Executive Officer of the Company, and George Kriste and Gregory Abbott, directors of the Company, purchased from the Company an aggregate of 560 shares of the Company's Series A Stock for $2,000 per share. The number of shares purchased by each of Messrs. Allanson, Kriste and Abbott on such dates and the total purchase price paid by such persons are set forth below:

                                Total Shares
                                 of Series A               Total
            Name               Stock Purchased         Purchase Price
            ----               ---------------         ---------------

            Gary Allanson            32                  $  64,000
            George Kriste           132                  $ 264,000
            Gregory Abbott          187                  $ 374,000

            On February 22, 2000 certain persons, including Messrs. Kriste and Abbott, purchased from the Company an aggregate of 440 shares of the Company's Series B Stock for $2,000 per share. The number of shares of Series B Stock purchased by each of Messrs. Kriste and Abbott are set forth below:

                                Total Shares
                                 of Series B               Total
            Name               Stock Purchased         Purchase Price
            ----               ---------------         ---------------

            George Kriste            50                  $100,000
            Gregory Abbott           97.5                $195,000

            On August 22, 2000 certain persons, including Messrs. Kriste and Abbott, purchased from the Company an aggregate of 200 shares of the Company's Series C Stock for $2,000 per share. On December 1, 2000 certain persons, including Mr. Abbott, purchased an additional 200 shares of Series C Stock for $2,000 per share. The aggregate number of shares of Series C Stock purchased by each of Messrs. Kriste and Abbott are set forth below:

                                Total Shares
                                 of Series B               Total
            Name               Stock Purchased         Purchase Price
            ----               ---------------         ---------------

            George Kriste            40                 $  80,000
            Gregory Abbott           90                 $ 180,000

            The proceeds of the sale of the Preferred Stock are being used by the Company for working capital.

            The holders of Preferred Stock are entitled to receive cumulative dividends at the rate of 12% per year. In the discretion of the Company, the dividends may be paid in cash, in additional shares of Series A Stock, Series B Stock or Series C Stock, as the case may be, or any combination of the foregoing.

            The holders of Series A Stock may convert the Series A Stock into Common Stock initially at the rate of one share of Common Stock for each $.22 of liquidation value of the Series A Stock. The holders of Series B Stock may convert the Series B Stock into Common Stock initially at the rate of one share of Common Stock for each $.35 of liquidation value of the Series B Stock. The holders of Series C Stock may convert the Series C Stock into Common Stock initially at the rate of one share of Common Stock for each $.30 of liquidation value of the Series C Stock. The conversion rates of the Preferred Stock are subject to adjustment in certain circumstances.

            The holders of Series A Stock, voting as a separate class, are entitled to elect one director of the Company. In addition, the holders of Preferred Stock are entitled to vote on all matters (including elections of directors) together with the holders of the Common Stock with each share of Preferred Stock having the number of votes equal to the number of whole and fractional shares of Common Stock into which such share is then convertible (as of December 14, 2000, each share of Series A Stock would have 9,090.9 votes, each share of Series B Stock would have 5,714.3 votes and each share of Series C Stock would have 6.666.7 votes).

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders for possible consideration at the 2001 Annual Meeting of Stockholders (expected to be held in August 2001) must be received by the Secretary of the Company not later than May 1, 2001 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2001 Annual Meeting of Stockholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after May 1, 2001.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters to be brought before the Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment on such matters.

      The Company has selected Arthur Andersen LLP to audit the Company's financial statements for the year ending December 31, 2000. Arthur Andersen LLP has audited the Company's financial statements for each of the last five fiscal years of the Company.

      A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make any desired statement and respond to appropriate questions.

      Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock and will reimburse such person for their expenses so incurred.

      The Company will provide to any stockholder of record at the close of business on December 21, 2000, without charge, upon written request to its President, Gary Allanson, a copy of the Company's Annual Report on Form 10-KSB for Fiscal 1999.

                                   APPENDIX A

                              AMENDED AND RESTATED

                             1998 STOCK OPTION PLAN
                                       OF
                     INTERNATIONAL DISPENSING CORPORATION *

1. Purpose

            The purpose of this Stock Option Plan (the "Plan") of International Dispensing Corporation, a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from stock ownership by selected key employees of the Company or its subsidiaries, directors, consultants or other persons ("Participants") as the Board of Directors of the Company, or a committee thereof constituted for the purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees (including employees who are directors) may purchase shares of the Common Stock of the Company pursuant to options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees, directors, consultants or other person may purchase shares of the Common Stock of the Company pursuant to "non-qualified stock options."

2. Administration

            2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by one or more committees of the Board of Directors (the "Committee") each composed solely of two or more "Non-Employee Directors", as that term is defined in Rule 16b-3(b)(3) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), of the Company. Any action of the Board of Directors or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

--------------------------
      * The original Plan was approved by the Board of Directors of the Company on April 2, 1998 and ratified by the stockholders of the Company on July 9, 1998. An amendment to the original Plan to increase from 650,000 to 850,000 the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of all options under the Plan was approved by the Board of Directors on April, 13, 1999 and the stockholders on June 18, 1999. An amendment to the Plan to increase from 850,000 to 2,500,000 the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of all options under the Plan was approved by the Board of Directors on September 11, 2000 [and the stockholders on February 1, 2001].

            2.2 Subject to the provisions of the Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether any options granted will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the exercise price of an option, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

3. Shares Subject to the Plan

            Subject to adjustment as provided in Paragraph 14 hereof, the shares to be issued under the Plan shall consist of the Company's Common Stock. The aggregate number of shares of common stock, par value $.001 per share of the Company ("Shares") which may be issued upon exercise of all options under the Plan shall not exceed 2,500,000, subject to adjustment as provided in Paragraph
14. If any option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

4. Eligibility and Participation

            4.1 All regular salaried employees of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible to receive incentive stock options and non-qualified stock options. Directors of the Company or any subsidiary corporation, consultants and other persons who are not regular salaried employees of the Company or any subsidiary corporation are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

            4.2 No incentive stock options may be granted to any employee who, at the time the incentive stock option is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of its subsidiary corporations as defined in Section 424(f) of the Code), unless the exercise price of such incentive stock option is at least one hundred ten percent of the fair market value of the Common Stock, determined by fair market value as of the date each respective option is granted in accordance with Paragraph 7, and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

            4.3 The aggregate fair market value of the Common Stock for which incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company which may by their terms first become exercisable during any calendar year shall not exceed $100,000, determined by fair market value as of the date each respective option is granted.

            4.4 All options granted under the Plan shall be granted within ten years from April 2, 1998.

5. Duration of Options

            Each option and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event later than ten years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

6. Price and Exercise of Options

            6.1 Subject to Paragraph 4.2, the purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, but in the case of an incentive stock option shall not be less than one hundred percent of the fair market value of such Common Stock on the date the incentive stock option is granted. The purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company,
(ii) by cancellation of indebtedness owed by the Company to the Participant,
(iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the Participant, (iv) if authorized by the Board of Directors or the Committee or if specified in the option being exercised, by a promissory note made by the Participant in favor of the Company, subject to terms and conditions determined by the Board of Directors or the Committee, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) by any combination thereof, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

            6.2 No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or Committee shall determine; provided, however, that unless otherwise determined by the Board of Directors or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than ten shares.

7. Fair Market Value of Common Stock

            The "Fair Market Value of a Share of Common Stock" of the Company shall be defined and determined as follows:

            (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (b) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

            (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

8. Withholding Tax

            Upon (i) the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within eighteen months after exercise of the incentive stock option, or (ii) the exercise of a non-qualified stock option, the Company shall have the right to require such employee or other person, and such employee or other person, by accepting the options granted under the Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. In the event of (i) or (ii), then such employee or other person may elect to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the option or other shares. Such election shall comply with all applicable laws (including without limitation, state, corporate and federal requirements).

9. Nontransferability

            An option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an option, the holder, or the holder's permitted successors in interest, may exercise the option on behalf of the spouse of the holder or such spouse's successors in interest.

10. Holding of Stock After Exercise of Option

            Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange yon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11. Termination of Employment

            If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code) for any reason other than the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the holder's incentive stock options shall immediately become void and of no further force or effect; provided, however, that within three months after the date the holder ceases to be an employee of the Company or such subsidiary such incentive stock option may be exercised to the extent exercisable on the date of such cessation of employment. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Paragraph 11, but no incentive stock option may be exercised during any such leave of absence, except during the first three months thereof. Termination of employment or other relationship with the Company by the holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

12. Death or Permanent Disability of Option Holder

            If the holder of an incentive stock option dies or becomes permanently disabled while the option holder is employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code), the holder's option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner. During such period after death, such incentive stock option may, to the extent that it remains unexercised (but exercisable by the holder according to such option's terms) upon the date of such death, be exercised by the person or persons to whom the option holder's right under the incentive stock option shall pass by the option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

13. Privileges of Stock Ownership

            No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

14. Adjustments

            14.1 If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option.

            14.2 Notwithstanding the foregoing, the Board of Directors or the Committee may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in combination): (i) for options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options or new stock options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options theretofore granted shall continue in the manner and under the terms so provided.

            14.3 Adjustments under this Paragraph 14 shall be made by the Board of Directors or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

15. Amendment and Termination of Plan

            15.1 The Board of Directors or the Committee may at any time suspend or terminate the Plan. The Board of Directors or the Committee may also at any time amend or revise the terms of the Plan, provided, however, that if stockholder approval is required pursuant to Rule 16b-3 or another Rule of the General Rules and Regulations under the Exchange Act, no such amendment or revision to (i) increase the maximum number of shares which may be acquired pursuant to options, granted under the Plan, (ii) change the minimum purchase price set forth in Paragraph 4.2 and 6, (iii) increase the maximum term of options provided for in Paragraph 5, or (iv) change the designation of persons eligible to receive options or as provided in Paragraph 4, shall become effective until such stockholder approval of such amendment or revision is obtained.

            15.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option or theretofore granted under the Plan.

16. Effective Date of Plan

            16.1 No option may be granted under the Plan unless and until (i) the options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such options and underlying shares are exempt from such registration and/or qualification.

            16.2 The Plan shall be effective as of April 2, 1998, the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No stock option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

17. Reservation of Shares

            The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


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